UBS Series Funds

July 27, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Select Government Preferred Fund
•	UBS Select ESG Prime Preferred Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select Government Preferred Fund and UBS Select ESG Prime Preferred Fund regarding the extension of voluntary fee waivers through August 31, 2022. This disclosure change will become effective August 1, 2022 (“Effective Date”).

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 51 of the Prospectus is revised by replacing the first and second sentences of the fifth paragraph of that section with the following:

UBS AM will voluntarily waive 0.05% of its master fund level fee in order to voluntarily reduce UBS Select ESG Prime Preferred Fund’s expenses by 0.05% until August 31, 2022. UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select Government Preferred Fund’s expenses by 0.10% until August 31, 2022.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1183